Q3 2020 Earnings October 2020

Forward-looking statements This document contains forward-looking statements relating to our plans and expectations, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, (2) the continued impact of COVID-19 and related economic impact and governmental response, (3) our ability to successfully reduce operating expenses and otherwise adapt to the changing economic environment caused by COVID-19, (4) our ability to access sufficient capital to finance our operations, including our ability to comply with or obtain waivers for covenants contained in our revolving credit facility, (5) our ability to attract and retain clients, (6) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (7) our ability to maintain profit margins, (8) new laws and regulations that could affect our operations or financial results, (9) our ability to successfully execute on business strategies to further digitize our business model, and (10) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated. www.TrueBlue.c 2 om

Q3 2020 summary Company returns to profitability ▪ Total revenue -25% v. -39% for Q2 2020 – driven by widespread trend improvement across our staffing businesses ▪ Net income of $9 million v. net loss of $8 million in Q2 2020 ▪ Adjusted EBITDA1 of $18 million v. $-5 million in Q2 2020 Significant cost reduction results ▪ Cost management strategies are on track ▪ SG&A $40 million lower, or -31%, v. Q3 2019 Strong capital position ▪ Credit facility provides ample liquidity of $167 million2 at the end of Q3 ▪ Ended Q3 with lowest debt position since 2012 ▪ $52 million of stock repurchased YTD3, representing 9% of shares outstanding 1 See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 $28 million in cash and $139 million in borrowing availability under our most restrictive covenant, which was Minimum Asset Coverage for Q3 2020. 3 www.TrueBlue.c Cash settlement for the full $52 million occurred in Q1 2020 (pre-COVID-19). 3 om

Financial summary Amounts in millions, except per share data Q3 2020 Q3 2019 Change Revenue $475 $637 -25 % Net Income $8.8 $26.7 -67 % Net Income Per Diluted Share $0.25 $0.68 -63 % Adjusted Net Income¹ $8.2 $29.8 -72 % Adj. Net Income Per Diluted Share $0.24 $0.76 -68 % Adjusted EBITDA $17.7 $39.3 -55 % Adjusted EBITDA Margin 3.7% 6.2% -240 bps www.TrueBlue.c 1 4 omSee the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

Monthly revenue trends (22)% (27)% (29)% (35)% June July August September Total TrueBlue 1% (2)% (12)% (10)% (19)% (15)% (27)% (29)% (32)% (40)% (39)% (52)% (53)% (54)% June July August September October MTD* PeopleReady PeopleManagement PeopleScout www.TrueBlue.c *MTD results reflect the three weeks ended Oct 18. Weekly data is not available for PeopleScout which bills clients monthly. 5 om

Gross margin and SG&A bridges 1 26.3% 23.3% -2.3% -0.7% Gross Margin Q3 2019 Staffing RPO Q3 2020 Amounts in millions $130 -$4 $90 -$36 SG&A Q3 2019 Adjusted EBITDA Core business Q3 2020 exclusions2 1 We have made certain reclassifications between cost of services and SG&A expense in the prior year to more accurately reflect the costs of delivering our services. Such reclassifications did not have a significant impact on the company’s gross profit and SG&A expense. 2 www.TrueBlue.c -$4 million represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A (primarily from COVID-19 subsidies). See the appendix to this presentation and “Financial Information” in the investors section of our 6 websiteom at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

Q3 2020 results by segment Amounts in millions PeopleReady PeopleManagement PeopleScout Revenue $294 $147 $34 % Growth -29% -8% -48% Segment Profit1 $19 $5 $0 % Growth -39% 35% -97% % Margin 6.4% 3.1% 1.0% Change -110 bps 100 bps -1570 bps Notes: ■ Revenue was -29% v. -43% ■ Revenue was -8% v. -23% ■ Revenue was -48% v. -53% last quarter last quarter last quarter ■ Revenue trend improvement ■ YTD new business wins up ■ Results were adversely was broad-based across 13% v. prior year ($70 million impacted by mix exposure to most geographies and v. $62 million prior year; travel and leisure clients industries approximately half of new (roughly 25% of prior year ■ Cost management helped wins are in our Q3 run-rate) mix; down 74% in Q3) preserve profitability ■ Segment profit growth from cost management programs and unique costs in the prior year period 1 We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and other adjustments not considered to be ongoing. www.TrueBlue.c 7 om

Segment strategy highlights ▪ Digitize our business ▪ Continue momentum on ▪ Capture opportunities in model to gain share from new customer wins an industry poised for smaller and less well- through strong execution growth capitalized competitors of sales initiatives ▪ Leverage our strong ▪ Increase sales resources brand; independently ▪ Leverage industry leading to expand into under- ranked as a market technology - JobStack penetrated geographic leader ▪ Drive higher client usage markets ▪ Leverage Affinix of JobStack ("heavy ▪ Invest in client and proprietary technology - users") to accelerate associate care and an industry leading, next revenue improvement retention programs generation HR tool ▪ Increase candidate flow with new digital onboarding platforms Leverage technology and our industry leading position to grow share and enhance efficiency www.TrueBlue.c 8 om

Leveraging our digital strategy JobStackTM Q3 2020 Update ■ 726,000 shifts filled via JobStack in Q3 2020, representing a digital fill rate of 51% ■ 26,100 client users, up more than 37% compared to Q3 2019 Industry-leading mobile app that connects our associates with jobs and simplifies client ordering Drive Client Usage of JobStack 2 Year Achievements Digital Fills1 Client Users ■ Heavy users have demonstrated disproportionately higher growth (>20% better v. the rest of PeopleReady) 2017 Successful branch 22% 1,600 roll-out ■ Doubled heavy user mix v. 2019 (from 11% to 22%) Launch of client 2018 application 41% 13,100 PeopleReady 2020 YTD Revenue $ Mix Drive revenue 2019 growth with heavy 46% 21,300 users 22% Heavy Users (+50/mo) Moderate Users (20-40/mo) Drive heavy 19% Light Users (5-19/mo) 2020 Non-Users (Comp, <5/mo) users / candidate 55% 28,000 Goal 7% Not Eligible flow 4% 47% http://www.peopleready.com/jobstack/ www.TrueBlue.c 1 Represents orders filled via JobStack v. all filled orders for Q4 of the given year (calculation excludes unfilled orders). 9 om 2 Heavy Users are clients for any given month that have 50+ touches on JobStack (entering an order, rating a worker, etc.). Year-over-year growth rates for heavy users are calculated on a same-store basis.

Balance sheet remains strong Liquidity Total Debt Amounts in millions Amounts in millions 1 Borrowing Availability Cash Net Debt Cash $295 $260 $38 $47 $119 $167 $146 $29 $80 $29 $257 $28 $213 $37 $47 $2 $117 $139 $90 $33 $38 $28 2017 2018 2019 Q3 2020 2017 2018 2019 Q3 2020 Total Debt to Capital2 Share Repurchases Amounts in millions $52 $39 $37 $35 18% 12% $6 —% 6% 2017 2018 2019 Q3 2020 2016 2017 2018 2019 YTD 2020 Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 www.TrueBlue.c Borrowing Availability is based on maximum borrowing availability under our most restrictive covenant, which was Minimum Asset Coverage for Q3 2020. 10 2 Totalom Debt to Capital calculated as total debt divided by the sum of total debt plus shareholders’ equity.

Outlook

Selected outlook information

Item	Q4 2020	FY 2020	Q4 Commentary
Gross Margin	-250 to -190 bps v. prior year	-270 to -210 bps v. prior year	Gross margin headwinds primarily due to bill and pay rate pressure, lower volume and client mix.
Cost Savings	$23 to $27M	$102 to $106M	Reflects expected year-over-year net reduction in operating expense.
CapEx	~$7M	~$22M	Capital expenditures outlook is net of build-out cost for our Chicago headquarters (~$4 million in FY 2020) that will be reimbursed by our landlord.
Shares	~34.8M	~35.4M	Reflects weighted average fully diluted shares outstanding.
Tax Rate	We are not able to provide an effective income tax rate outlook due to uncertainty surrounding our profitability. Our 2019 effective income tax rate of 10% was comprised of the following: Federal 21%, state 5%, non-deductible items and other 3%, tax credits -19%. We will not be adjusting our GAAP tax rate in our adjusted net income calculation until our profitability rises to a more substantial level. The Work Opportunity Tax Credit expires at the end of this year. While this program has been in existence for decades and always been renewed due to its appeal to both political parties, the timing can be variable. Total benefits derived from this program were $11 million for FY 2019 and $6 million for YTD 2020.		
Other	We expect a cash flow benefit from delayed payroll tax payments under the CARES Act of approximately $18 to $20M in Q4 2020, which would bring the total for FY 2020 to approximately $54 to $56M. 50% of delayed payments will be due by Dec. 31, 2021 and 50% by Dec. 31, 2022.		

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Appendix

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and EBITDA excludes from net income (loss): - Enhances comparability on a consistent basis and provides Adjusted EBITDA - interest and other income (expense), net, investors with useful insight into the underlying trends of the - income taxes, and business. - depreciation and amortization. - Used by management to assess performance and Adjusted EBITDA, further excludes: effectiveness of our business strategies. - Work Opportunity Tax Credit third-party processing fees, - acquisition/integration costs, - Provides a measure, among others, used in the - other adjustments. determination of incentive compensation for management. Adjusted net Net income (loss) and net income (loss) per diluted share, - Enhances comparability on a consistent basis and provides income (loss) and excluding: investors with useful insight into the underlying trends of the Adjusted net - amortization of intangibles of acquired businesses, business. income (loss) per - acquisition/integration costs, diluted share - other adjustments, - Used by management to assess performance and - tax effect of each adjustment to U.S. GAAP net income (loss), effectiveness of our business strategies. and - adjustment of income taxes to our normalized long-term expected tax rate for periods prior to Q2 2020. www.TrueBlue.c 14 om

1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) AND ADJUSTED NET INCOME (LOSS) PER DILUTED SHARE (Unaudited) 13 Weeks Ended (in thousands, except for per share data) Sep 27, 2020 Jun 28, 2020 Sep 29, 2019 Net income (loss) $ 8,795 $ (8,168) $ 26,676 Amortization of intangible assets of acquired businesses (1) 2,041 2,071 3,858 Acquisition/integration costs (2) — — 362 Other adjustments (3) (2,869) 8,700 727 Tax effect of adjustments to net income (loss) (4) 247 (6,706) (692) Adjustment of income taxes to normalized effective rate (5) — — (1,171) Adjusted net income (loss) $ 8,214 $ (4,103) $ 29,760 Adjusted net income (loss) per diluted share $ 0.24 $ (0.12) $ 0.76 Diluted weighted average shares outstanding 34,904 35,077 39,213 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) 13 Weeks Ended (in thousands) Sep 27, 2020 Jun 28, 2020 Sep 29, 2019 Net income (loss) $ 8,795 $ (8,168) $ 26,676 Income tax expense (benefit) 3,743 (13,475) 2,981 Interest and other (income) expense, net 174 412 (471) Depreciation and amortization 7,652 7,256 8,749 EBITDA 20,364 (13,975) 37,935 Work Opportunity Tax Credit processing fees (6) 174 — 240 Acquisition/integration costs (2) — — 362 Other adjustments (3) (2,869) 8,700 727 Adjusted EBITDA $ 17,669 $ (5,275) $ 39,264 www.TrueBlue.c See the last slide of the appendix for footnotes. 15 om

Footnotes: 1. Amortization of intangible assets of acquired businesses. 2. Acquisition/integration costs for the acquisition of TMP Holding LTD completed on June 12, 2018. 3. Other adjustments for the 13 weeks ended September 27, 2020 primarily include $4.1 million in COVID-19 government subsidies which are partially offset by amortization of software as a service assets of $0.6 million, which is reported in selling, general and administrative expense, workforce reduction costs of $0.3 million and implementation costs for cloud-based systems of $0.1 million. Other adjustments for the 13 weeks ended June 28, 2020 primarily include workforce reduction costs of $11.0 million and amortization of software as a service assets of $0.6 million, partially offset by $3.1 million in COVID-19 government subsidies. Other adjustments for the 13 weeks ended September 29, 2019 primarily include amortization of software as a service assets of $0.4 million and implementation costs for cloud- based systems of $0.4 million. 4. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) using the effective rate of 30 percent for Q3 2020, the effective rate of 62 percent for Q2 2020 and the expected long-term ongoing rate of 14 percent for Q3 2019. 5. Adjustment of the effective income tax rate to the expected long-term ongoing rate of 14 percent for Q3 2019. Beginning in Q2 2020, we decided not to adjust our GAAP tax rate in our adjusted net income (loss) calculation until our profitability rises to a more substantial level. 6. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates. www.TrueBlue.c 16 om